PRIME INCOME TRUST TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048 LETTER TO THE SHAREHOLDERS SEPTEMBER 30, 1996

DEAR SHAREHOLDER:

When the current fiscal year began on October 1, 1995, the U.S. economy was growing at a slow-to-moderate pace, inflationary pressures were non-existent and interest rates were declining. This scenario continued into the new calendar year. However, by February, stronger-than-anticipated employment reports, combined with robust housing, automobile and retail sales, ignited inflationary fears and caused intermediate- and long-term interest rates to edge higher. Higher food and energy costs did little to allay the bond market's concerns. Further contributing to the bond market's lackluster performance during the period was investor anxiety over a possible Federal Reserve Board tightening. This trend continued into the second half of the period as new data on employment, durable goods orders and GDP confirmed the continuation of the economic expansion. Inflation pressures, while not yet visible in the consumer or producer price indices, began creeping up. Throughout the third quarter of 1996, the fixed-income markets braced themselves for an imminent Federal Reserve Board tightening. However, at their September 24, 1996 meeting, the Fed decided against raising rates, apparently in the belief that the economy is likely to slow enough to keep inflation in check.

PERFORMANCE AND PORTFOLIO

Against this backdrop, Prime Income Trust continued to provide investors with a high level of current income consistent with the preservation of capital. For the twelve-month period ended September 30, 1996, the Trust produced a total return of 7.25 percent. Prime Income Trust's yield seeks to track the movements in the short-term interest rates, primarily the prime and Libor (London Inter-Bank Offered Rate) rates. During the period under review, the prime rate declined from 8.75 to 8.25 percent. During the same period, the three-month Libor rate declined from 6.00 percent to 5.50 percent.

Prime Income Trust seeks to limit fluctuations in its share price due to changes in interest rates. Unlike many fixed-income securities which

PRIME INCOME TRUST
LETTER TO THE SHAREHOLDERS SEPTEMBER 30, 1996, CONTINUED

offer fixed interest rates, the rates on the Trust's portfolio loans are adjusted periodically, generally every three months. However, the Trust's net asset value declined to $9.94 during the reporting period as a result of the Trust's sale of its investment in Wherehouse Entertainment, which had been in bankruptcy for six months prior to the sale and carried on the Trust's books at a discount. The Trust's position was eliminated after careful consideration by the portfolio manager.

Overall the Trust's portfolio remains well diversified with over 80 loans, spread out over 48 industry groups. Throughout the year, the Trust has remained out of the paper and pulp industry, where prices for loans in this sector have moved down.

Transaction flow was up for the year, both in the number of transactions and the dollar volume generated, though transactions came in waves. Given the availability of monies from equity sponsor groups and the supply of credit from lending institutions, we expect comparable transaction flow over the next six months.

LOOKING AHEAD

For the balance of 1996 and early 1997, we expect that U.S. economic growth will continue to be moderate. Before taking overt action to slow the economy, the Federal Reserve Board is likely to look for sustained confirmation of a strong economy and rising inflation. In the months ahead, inflation is expected to remain subdued, albeit at slightly higher levels than in 1995 and 1996.

We appreciate your support of Prime Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

        [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

PRIME INCOME TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1996

 PRINCIPAL
 AMOUNT IN                                                INTEREST       MATURITY
 THOUSANDS                                                  RATE           DATE          VALUE
---------------------------------------------------------------------------------------------------
             SENIOR COLLATERALIZED TERM LOANS (a) (93.0%)
             ADVERTISING (3.3%)
 $   7,250   Eller Media Co..........................        8.69%        12/21/03  $     7,249,637
     5,844   Outdoor Systems, Inc....................        9.03         12/31/02        5,844,101
     5,844   Outdoor Systems, Inc....................        9.03         12/31/03        5,844,101
    12,000   Treasure Chest Advertising Co., Inc.....        7.94         12/31/02       12,000,000
                                                                                    ---------------
                                                                                         30,937,839
                                                                                    ---------------
             AEROSPACE (1.3%)
       561   Gulf Stream Aerospace Corp..............        7.63         03/31/97          560,565
     2,900   Gulf Stream Aerospace Corp..............        8.69         03/31/98        2,899,043
     5,608   Howmet Corp.............................        8.50         11/20/02        5,608,102
     3,105   Howmet Corp.............................        8.75         05/20/03        3,104,820
                                                                                    ---------------
                                                                                         12,172,530
                                                                                    ---------------
             AIR FREIGHT (1.1%)
     5,000   Continental Micronesia, Inc.
             (Participation: Bankers Trust Co.)
             (b).....................................        7.25         07/31/01        4,998,550
     5,000   Continental Micronesia, Inc.............        7.25         07/31/01        4,998,550
                                                                                    ---------------
                                                                                          9,997,100
                                                                                    ---------------
             APPAREL (1.9%)
       866   Anvil Knitwear, Inc.....................        7.94         02/03/01          866,718
     8,936   Anvil Knitwear, Inc.....................  8.94 to 10.25      02/02/02        8,934,967
     4,525   Hosiery Corporation of America, Inc.....     8.75 to 9.06    07/31/01        4,525,043
       277   London Fog Industries, Inc.*............          0.00       05/31/02          263,580
     2,823   London Fog Industries, Inc..............          9.25   +   05/31/02        2,681,831
       581   London Fog Industries, Inc. (c).........         12.50       05/31/02          551,691
                                                                                    ---------------
                                                                                         17,823,830
                                                                                    ---------------
             AUTO PARTS (1.8%)
     9,444   Hayes Wheels International, Inc.........     8.47 to 8.60    07/31/03        9,444,603
     7,555   Hayes Wheels International, Inc.........     8.97 to 9.10    07/31/04        7,555,580
                                                                                    ---------------
                                                                                         17,000,183
                                                                                    ---------------
             BEVERAGES - SOFT DRINKS (1.1%)
     3,960   Select Beverages, Inc...................     8.75 to 9.06    06/30/01        3,959,557
     5,940   Select Beverages, Inc...................     9.00 to 9.19    06/30/02        5,939,403
                                                                                    ---------------
                                                                                          9,898,960
                                                                                    ---------------
             BREWERS (1.6%)
    15,000   The Stroh Brewery Co....................          8.56       06/30/01       15,000,000
                                                                                    ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

PRIME INCOME TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1996, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                INTEREST       MATURITY
 THOUSANDS                                                  RATE           DATE          VALUE
---------------------------------------------------------------------------------------------------
             BROADCAST MEDIA (4.1%)
 $   3,500   Benedek Broadcasting Corp...............        8.50%        05/01/01  $     3,500,070
     3,500   Benedek Broadcasting Corp...............        9.00         11/01/02        3,500,070
     4,971   Chancellor Broadcasting Co..............        8.25         09/01/03        4,971,528
    10,000   Citicasters, Inc........................        8.19         09/18/04        9,999,900
     9,587   River City Broadcasting, L.P............        8.63         12/31/99        9,587,239
     6,522   Silver King Communications, Inc.........        8.44         07/31/02        6,521,457
                                                                                    ---------------
                                                                                         38,080,264
                                                                                    ---------------
             BUILDING MATERIALS (1.3%)
    12,479   National Gypsum Co......................  7.84 to 8.00       09/30/03       12,478,470
                                                                                    ---------------
             BUSINESS SERVICES (1.7%)
     8,000   Experian Information Solutions, Inc.....          8.63       09/18/03        7,999,600
     8,000   Experian Information Solutions, Inc.....          9.13       09/18/04        7,999,520
                                                                                    ---------------
                                                                                         15,999,120
                                                                                    ---------------
             CABLE TELEVISION EQUIPMENT (1.1%)
    10,000   Marcus Cable Operating Co. L.P..........     8.22 to 8.44    04/30/04       10,000,347
                                                                                    ---------------
             CABLE/CELLULAR (5.9%)
    10,000   Charter Communications Entertainment I,
             L.P.....................................          8.25       12/31/04       10,000,100
    25,000   Nextel Communications, Inc..............         10.25       06/30/03       25,000,000
    20,000   Western Wireless Corp...................          8.31       03/31/05       19,999,800
                                                                                    ---------------
                                                                                         54,999,900
                                                                                    ---------------
             COAL (0.7%)
     7,000   Alliance Coal Corp......................          8.88       12/31/02        6,999,650
                                                                                    ---------------
             CONSUMER PRODUCTS (1.7%)
     6,411   Chattem, Inc............................    8.23 to 10.50    10/29/03        6,412,501
    10,000   Revlon Consumer Products Corp...........     8.00 to 8.19    03/31/99        9,998,854
                                                                                    ---------------
                                                                                         16,411,355
                                                                                    ---------------
             CONTAINERS (1.8%)
    16,794   Silgan Corporations.....................     8.53 to 8.75    03/15/02       16,791,581
                                                                                    ---------------
             CONVENIENCE STORES (1.0%)
     9,456   Cumberland Farms, Inc. (Participation:
             Merrill Lynch & Co., Inc.) (b)..........          8.75       12/31/98        9,455,898
                                                                                    ---------------
             DRUG STORES (1.2%)
     7,500   Duane Reade, Inc........................          9.50       12/31/99        7,498,950
     3,549   M & H Drugs, Inc........................          9.63       12/31/96        3,548,835
                                                                                    ---------------
                                                                                         11,047,785
                                                                                    ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

PRIME INCOME TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1996, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                INTEREST       MATURITY
 THOUSANDS                                                  RATE           DATE          VALUE
---------------------------------------------------------------------------------------------------
             ELECTRONICS (1.1%)
 $   6,000   Details, Inc............................        8.50%        01/31/02  $     5,997,300
     3,975   Vernitron Corp..........................  9.38 to 10.50      04/25/02        3,975,119
                                                                                    ---------------
                                                                                          9,972,419
                                                                                    ---------------
             ENTERTAINMENT & LEISURE TIME (4.4%)
    10,726   AMF Group, Inc..........................          8.44       03/31/03       10,724,163
     4,228   AMF Group, Inc..........................          8.69       03/31/04        4,227,372
    14,438   Orion Pictures Corp.....................     8.06 to 8.13    06/30/01       14,437,261
    11,707   Six Flags Theme Parks, Inc..............          8.44       06/23/03       11,706,800
                                                                                    ---------------
                                                                                         41,095,596
                                                                                    ---------------
             EQUIPMENT (1.1%)
     9,880   Primeco, Inc............................     8.56 to 8.63    12/31/00        9,878,558
                                                                                    ---------------
             FOOD PROCESSING (3.2%)
    10,973   American Italian Pasta Co...............     9.31 to 9.50    02/27/04       10,967,607
     8,839   Keebler Holding Corp....................     8.38 to 9.19    07/31/03        8,834,682
     9,876   Keebler Holding Corp....................     8.63 to 9.19    07/31/04        9,873,811
                                                                                    ---------------
                                                                                         29,676,100
                                                                                    ---------------
             FOOD SERVICES (3.7%)
     6,743   Rykoff-Sexton, Inc......................          8.63       10/31/02        6,743,041
     3,236   Rykoff-Sexton, Inc......................          8.88       04/30/03        3,236,357
     5,880   SC International Services, Inc. &
             Caterair International Corp.............     8.50 to 8.63    09/15/01        5,879,651
     7,333   SC International Services, Inc. &
             Caterair International Corp.............     8.50 to 8.63    09/15/02        7,332,675
     1,613   SC International Services, Inc. &
             Caterair International Corp.............     8.75 to 8.88    09/15/03        1,612,535
     6,652   Volume Services, Inc....................          8.75       12/31/02        6,651,602
     3,326   Volume Services, Inc....................          9.25       12/31/03        3,325,734
                                                                                    ---------------
                                                                                         34,781,595
                                                                                    ---------------
             FOODS & BEVERAGES (1.7%)
     3,125   Restaurants Unlimited, Inc..............          9.00       06/03/00        3,125,000
     7,912   Van de Kamp's, Inc......................    8.88 to 10.25    04/30/03        7,916,231
     4,951   Van de Kamp's, Inc......................    9.13 to 10.50    09/30/03        4,953,819
                                                                                    ---------------
                                                                                         15,995,050
                                                                                    ---------------
             FUNERAL SERVICES (1.1%)
     5,000   Prime Succession, Inc...................     8.49 to 8.68    08/01/03        4,998,455
     5,000   Prime Succession, Inc. (Participation:
             Goldman Sachs & Co.) (b)................     8.49 to 8.68    08/01/03        4,999,800
                                                                                    ---------------
                                                                                          9,998,255
                                                                                    ---------------
             GAS-TRUCK STOP (0.4%)
     3,682   Petro PSC Properties, L.P...............          8.80       05/24/01        3,680,668
                                                                                    ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

PRIME INCOME TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1996, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                INTEREST       MATURITY
 THOUSANDS                                                  RATE           DATE          VALUE
---------------------------------------------------------------------------------------------------
             HEALTHCARE (2.1%)
 $   7,260   Community Health Systems, Inc...........        8.63%        12/31/03  $     7,260,564
     7,260   Community Health Systems, Inc...........        9.13         12/31/04        7,260,492
     5,479   Community Health Systems, Inc...........        9.38         12/31/05        5,479,562
                                                                                    ---------------
                                                                                         20,000,618
                                                                                    ---------------
             HOUSEHOLD FURNISHINGS & APPLIANCES (2.0%)
     9,875   Graco Children's Products, Inc..........       10.25         06/30/03        9,875,000
    10,000   Lifestyle Furnishings International,
             Ltd.....................................        8.50         08/05/04       10,000,100
                                                                                    ---------------
                                                                                         19,875,100
                                                                                    ---------------
             INDUSTRIALS (0.8%)
     7,714   UCAR International, Inc.................        7.63         12/31/02        7,714,826
                                                                                    ---------------
             MANUFACTURING (5.0%)
     3,103   C.S. Brooks Canada, Inc.................        8.69         06/30/02        3,103,603
     6,897   C.S. Brooks Canada, Inc.................        8.94         06/30/04        6,896,828
     9,925   Desa International, Inc.................  7.94 to 8.13       08/31/01        9,925,106
     9,980   Desa International, Inc.................     8.44 to 9.50    02/28/03        9,980,274
     5,282   InterMetro Industries Corp..............     8.50 to 8.56    06/30/03        5,282,417
     4,108   InterMetro Industries Corp..............     9.00 to 9.06    06/30/04        4,108,467
     8,000   Panavision, Inc.........................     8.69 to 8.94    03/31/04        8,001,104
                                                                                    ---------------
                                                                                         47,297,799
                                                                                    ---------------
             MANUFACTURING - DIVERSIFIED (0.6%)
     5,200   Health O'Meter, Inc.....................          8.25       08/15/01        5,199,376
                                                                                    ---------------
             MEDIA GROUP (1.5%)
    13,961   ADVO, Inc...............................          8.57       03/31/04       13,960,692
                                                                                    ---------------
             MEDICAL PRODUCTS & SUPPLIES (2.6%)
     4,909   Dade International, Inc.................          8.75       12/31/02        4,908,845
     4,909   Dade International, Inc.................          9.13       12/31/03        4,907,962
     5,182   Dade International, Inc.................          9.38       12/31/04        5,180,523
     2,727   Medical Specialties Group, Inc..........          7.42       06/30/01        2,727,273
     7,273   Medical Specialties Group, Inc..........          8.17       06/30/04        7,272,655
                                                                                    ---------------
                                                                                         24,997,258
                                                                                    ---------------
             METALS & MINING (1.0%)
     9,000   U.S. Silica Corp........................          8.88       12/31/03        9,000,270
                                                                                    ---------------
             MISCELLANEOUS (4.5%)
    29,760   Borg-Warner Security Corp...............          8.75       12/31/98       29,758,849
    12,865   Pinnacle Brands, Inc....................          8.79       05/29/02       12,861,357
                                                                                    ---------------
                                                                                         42,620,206
                                                                                    ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

PRIME INCOME TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1996, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                INTEREST       MATURITY
 THOUSANDS                                                  RATE           DATE          VALUE
---------------------------------------------------------------------------------------------------
             OFFICE EQUIPMENT (0.7%)
 $   6,892   Knoll, Inc..............................  8.48 to 8.50%      08/31/03  $     6,891,616
                                                                                    ---------------
             OIL (0.8%)
     7,500   Calciner Industries, Inc................          8.82       09/30/04        7,498,200
                                                                                    ---------------
             PAPER PRODUCTS (0.4%)
     2,994   Mail-Well Corp..........................          8.44       07/31/03        2,994,324
     1,078   Supermex, Inc...........................          8.44       07/31/03        1,077,823
                                                                                    ---------------
                                                                                          4,072,147
                                                                                    ---------------
             PUBLISHING - BUSINESS (1.6%)
    15,000   Advanstar Communications, Inc...........          8.63       12/31/03       15,000,450
                                                                                    ---------------
             RAILROAD EQUIPMENT (1.0%)
     9,750   Johnstown America Industries, Inc.......     8.50 to 9.00    03/31/03        9,752,277
                                                                                    ---------------
             RECORD & TAPE (0.3%)
     4,876   Camelot Music, Inc......................          9.75       02/28/01        3,022,500
                                                                                    ---------------
             RETAIL - DEPARTMENT STORES (3.7%)
    14,689   Caldor Corp. (Revolver).................     6.19 to 8.25    12/31/98       14,686,755
    14,863   Kmart Corp..............................          8.00       06/06/99       14,862,945
     5,420   Kmart Corp. (Revolver)..................     7.94 to 9.75    06/06/99        5,420,044
                                                                                    ---------------
                                                                                         34,969,744
                                                                                    ---------------
             RETAIL - SPECIALTY (2.5%)
    13,400   AnnTaylor, Inc..........................          8.13       07/29/98       13,400,804
    10,000   Kirkland's, Inc.........................   9. 31 to 11.00    06/30/02       10,000,598
                                                                                    ---------------
                                                                                         23,401,402
                                                                                    ---------------
             SPECIALTY PACKAGING (1.1%)
     5,940   Calmar, Inc.............................    8.63 to 10.25    09/15/03        5,939,705
     4,455   Calmar, Inc.............................    8.88 to 10.50    03/15/04        4,454,778
                                                                                    ---------------
                                                                                         10,394,483
                                                                                    ---------------
             SPORTING GOODS (2.1%)
     4,278   E & S Holdings Corp.....................         10.00       09/30/04        4,277,778
     4,278   E & S Holdings Corp.....................         10.50       09/30/05        4,277,778
     2,444   E & S Holdings Corp.....................         11.00       03/30/06        2,444,444
     1,503   Worldwide Sports & Recreation, Inc......     8.50 to 8.56    04/26/00        1,502,392
     7,318   Worldwide Sports & Recreation, Inc......          9.06       04/26/01        7,316,717
                                                                                    ---------------
                                                                                         19,819,109
                                                                                    ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

PRIME INCOME TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1996, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                INTEREST       MATURITY
 THOUSANDS                                                  RATE           DATE          VALUE
---------------------------------------------------------------------------------------------------
             SUPERMARKETS (3.6%)
 $   7,716   Food 4 Less Supermarkets, Inc...........        8.50%        06/15/01  $     7,716,232
     2,594   Food 4 Less Supermarkets, Inc...........        9.75         02/15/04        2,594,634
     3,227   Food 4 Less Supermarkets, Inc.
             (Revolver)..............................  8.19 to 8.31       06/15/01        3,227,916
     4,677   Smith's Food & Drug Centers, Inc........          8.69       11/30/03        4,677,255
     4,677   Smith's Food & Drug Centers, Inc........          9.19       11/30/04        4,677,255
     4,677   Smith's Food & Drug Centers, Inc........          9.44       08/31/05        4,677,255
     3,778   Star Markets Company, Inc...............          8.50       12/31/01        3,777,216
     2,830   Star Markets Company, Inc...............          9.00       12/31/02        2,829,924
                                                                                    ---------------
                                                                                         34,177,687
                                                                                    ---------------
             TEXTILES (1.1%)
     5,000   Blackstone Capital Company II, L.L.C....          9.00       01/13/97        5,000,100
     5,000   Wasserstein/C&A Holdings, L.L.C.........          9.13       01/13/97        4,999,900
                                                                                    ---------------
                                                                                         10,000,000
                                                                                    ---------------
             TOYS (1.5%)
     7,241   Ritvik Toys, Inc........................          8.94       02/08/03        7,240,943
     7,241   Ritvik Toys, Inc........................          9.44       02/08/04        7,240,943
                                                                                    ---------------
                                                                                         14,481,886
                                                                                    ---------------
             WHOLESALE DISTRIBUTOR (1.6%)
    14,912   American Marketing Industries, Inc......     8.94 to 9.13    11/29/02       14,912,142
                                                                                    ---------------
             WIRE & CABLE (1.6%)
     9,939   International Wire Group, Inc...........          8.54       09/30/02        9,938,798
     4,981   International Wire Group, Inc...........     8.97 to 9.41    09/30/03        4,981,658
                                                                                    ---------------
                                                                                         14,920,456
                                                                                    ---------------
             TOTAL SENIOR COLLATERALIZED TERM LOANS
             (IDENTIFIED COST $873,583,456).......................................      874,153,297
                                                                                    ---------------

 NUMBER OF
  SHARES                                                                                    VALUE
------------------------------------------------------------------------------------------------------
             PREFERRED STOCK (0.1%)
             APPAREL
     1,722K  London Fog Industries, Inc. 17.50% due 2/28/05 (Series A-1) (Restricted)
             (c)
             (IDENTIFIED COST $2,175,563)............................................        1,222,422
                                                                                       ---------------

             COMMON STOCKS (0.0%)
             APPAREL (0.0%)
     1,291   London Fog Industries, Inc. (Restricted)................................               --
                                                                                       ---------------
             FOOD SERVICES (0.0%)
     4,209   Flagstar Companies (Restricted).........................................            8,681
                                                                                       ---------------
             TOTAL COMMON STOCKS
             (IDENTIFIED COST $60,507)...............................................            8,681
                                                                                       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

PRIME INCOME TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1996, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                 COUPON        MATURITY
 THOUSANDS                                                  RATE           DATE          VALUE
---------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS (6.1%)
             COMMERCIAL PAPER (d) (4.4%)
             INSURANCE
 $  41,000   AIG Funding, Inc.**
             (Amortized Cost $40,988,042)............        5.25%        10/03/96  $    40,988,042
                                                                                    ---------------

             REPURCHASE AGREEMENT (1.7%)
    15,879   The Bank of New York (dated 09/30/96;
             proceeds $15,881,039; collateralized by
             $15,862,607 U.S. Treasury Note 5.625%
             due 10/31/97 valued at $16,196,411)
             (Identified Cost $15,878,834)...........        5.00         10/01/96       15,878,834
                                                                                    ---------------

             TOTAL SHORT-TERM INVESTMENTS
             (IDENTIFIED COST $56,866,876)........................................       56,866,876
                                                                                    ---------------

TOTAL INVESTMENTS
(IDENTIFIED COST $932,686,402) (E)...........       99.2    932,251,276

CASH AND OTHER ASSETS IN EXCESS OF
LIABILITIES..................................        0.8      7,219,269
                                                   -----   ------------

NET ASSETS...................................      100.0%  $939,470,545
                                                   -----   ------------
                                                   -----   ------------

---------------------
 K   In thousands.
 *   Non-income producing security.
** All or a portion of these securities are segregated in connection with unfunded loan commitments.
 + 3 percent paid in cash, 6.25 percent payment-in-kind; converts to prime plus 1 percent cash payment on May 31, 1997.
(a) Floating rate securities. Interest rates shown are those in effect at September 30, 1996.
(b) Participation: participation interests were acquired through the financial institutions indicated parenthetically.
(c)  Payment-in-kind security.
(d) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(e) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation was $2,769,458 and the aggregate gross unrealized depreciation was $3,204,584, resulting in net unrealized depreciation of $435,126.

                       SEE NOTES TO FINANCIAL STATEMENTS

PRIME INCOME TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1996

ASSETS:
Investments, at value
  (identified cost $932,686,402)............................  $932,251,276
Cash........................................................     3,709,177
Receivable for:
    Interest................................................     6,710,184
    Shares of beneficial interest sold......................     3,913,682
Prepaid expenses and other assets...........................       446,455
                                                              ------------

     TOTAL ASSETS...........................................   947,030,774
                                                              ------------

LIABILITIES:
Payable for:
    Dividends to shareholders...............................       832,133
    Investment advisory fee.................................       689,001
    Administration fee......................................       196,420
Deferred loan fees..........................................     5,635,444
Accrued expenses and other payables.........................       207,231
Commitments and contingencies (Note 7)......................       --
                                                              ------------
     TOTAL LIABILITIES......................................     7,560,229
                                                              ------------
NET ASSETS:
Paid-in-capital.............................................   944,540,145
Net unrealized depreciation.................................      (435,126)
Accumulated undistributed net investment income.............       238,827
Accumulated net realized loss...............................    (4,873,301)
                                                              ------------
     NET ASSETS.............................................  $939,470,545
                                                              ------------
                                                              ------------
NET ASSET VALUE PER SHARE,
  94,535,310 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED
  OF $.01 PAR VALUE)........................................
                                                                     $9.94
                                                              ------------
                                                              ------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1996

NET INVESTMENT INCOME:

INCOME
Interest....................................................  $62,118,753
Net facility, amendment and other fees......................    3,749,154
Other income................................................      223,914
                                                              -----------

     TOTAL INCOME...........................................   66,091,821
                                                              -----------

EXPENSES
Investment advisory fee.....................................    6,524,700
Administration fee..........................................    1,845,500
Professional fees...........................................      609,473
Transfer agent fees and expenses............................      447,960
Registration fees...........................................      423,120
Shareholder reports and notices.............................      291,308
Custodian fees..............................................       90,605
Trustees' fees and expenses.................................       22,462
Other.......................................................      499,224
                                                              -----------

     TOTAL EXPENSES.........................................   10,754,352
                                                              -----------

     NET INVESTMENT INCOME..................................   55,337,469
                                                              -----------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss...........................................   (1,507,802)
Net change in unrealized appreciation/ depreciation.........   (2,222,920)
                                                              -----------

     NET LOSS...............................................   (3,730,722)
                                                              -----------

NET INCREASE................................................  $51,606,747
                                                              -----------
                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

PRIME INCOME TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE YEAR ENDED   FOR THE YEAR ENDED
                                                              SEPTEMBER 30, 1996   SEPTEMBER 30, 1995
-----------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.......................................     $ 55,337,469         $ 31,803,245
Net realized loss...........................................       (1,507,802)          (2,551,571)
Net change in unrealized appreciation/depreciation..........       (2,222,920)           2,716,998
                                                              ------------------   ------------------

     NET INCREASE...........................................       51,606,747           31,968,672
                                                              ------------------   ------------------

DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................................      (55,512,316)         (31,409,897)
Net realized gain...........................................        --                    (957,304)
                                                              ------------------   ------------------

     TOTAL..................................................      (55,512,316)         (32,367,201)
                                                              ------------------   ------------------
Net increase from transactions in shares of beneficial
  interest..................................................      422,015,153          216,725,076
                                                              ------------------   ------------------

     TOTAL INCREASE.........................................      418,109,584          216,326,547

NET ASSETS:
Beginning of period.........................................      521,360,961          305,034,414
                                                              ------------------   ------------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
    $238,827 AND $413,674, RESPECTIVELY)....................     $939,470,545         $521,360,961
                                                              ------------------   ------------------
                                                              ------------------   ------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

PRIME INCOME TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED SEPTEMBER 30, 1996

INCREASE (DECREASE) IN CASH:

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net investment income.................................................................  $    55,337,469
Adjustments to reconcile net investment income to net cash from operating activities:
Increase in receivables and other assets related to operations........................       (2,269,978)
Increase in payables related to operations............................................          342,841
Net loan fees received................................................................        5,812,854
Amortization of loan fees.............................................................       (3,749,154)
Accretion of discounts................................................................       (1,045,950)
                                                                                        ---------------

     NET CASH PROVIDED BY OPERATING ACTIVITIES........................................       54,428,082
                                                                                        ---------------

CASH FLOWS USED FOR INVESTING ACTIVITIES:
Purchases of investments..............................................................     (853,386,468)
Principal repayments/sales of investments.............................................      466,386,119
Net sales/maturities of short-term investments........................................      (35,840,134)
                                                                                        ---------------

     NET CASH USED FOR INVESTING ACTIVITIES...........................................     (422,840,483)
                                                                                        ---------------

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
Shares of beneficial interest sold....................................................      452,558,801
Shares tendered.......................................................................      (56,517,971)
Dividends from net investment income (net of reinvested dividends of $26,959,275).....      (27,941,451)
                                                                                        ---------------

     NET CASH PROVIDED BY FINANCING ACTIVITIES........................................      368,099,379
                                                                                        ---------------

NET DECREASE IN CASH..................................................................         (313,022)

CASH AT BEGINNING OF YEAR.............................................................        4,022,199
                                                                                        ---------------

CASH BALANCE AT END OF YEAR...........................................................  $     3,709,177
                                                                                        ---------------
                                                                                        ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

PRIME INCOME TRUST
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1996

1. ORGANIZATION AND ACCOUNTING POLICIES

Prime Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's investment objective is to provide a high level of current income consistent with the preservation of capital. The Trust was organized as a Massachusetts business trust on August 17, 1989 and commenced operations on November 30, 1989.

The Trust offers and sells its shares to the public on a continuous basis. The Trustees intend, each quarter, to consider authorizing the Trust to make tender offers for all or a portion of its outstanding shares of beneficial interest at the then current net asset value of such shares.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) The Trustees believe that, at present, there are not sufficient market quotations provided by banks, dealers or pricing services respecting interests in senior collateralized loans ("Senior Loans") to corporations, partnerships and other entities ("Borrower") to enable the Trust to properly value Senior Loans based on available market quotations. Accordingly, until the market for Senior Loans develops, interests in Senior Loans held by the Trust are valued at their fair value in accordance with procedures established in good faith by the Trustees. Under the procedures adopted by the Trustees, interests in Senior Loans are priced using a matrix which takes into account the relationship between current interest rates and interest rates payable on each Senior Loan, as well as the total number of days in each interest period and the period remaining until the next interest rate determination or maturity of the Senior Loan. Adjustments in the matrix-determined price of a Senior Loan will be made in the event of a default on a Senior Loan or a significant change in the creditworthiness of the Borrower. The fair values determined in accordance with these procedures may differ significantly from the market values that would have been used had a ready market for the Senior Loans existed; (2) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price; (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the

PRIME INCOME TRUST
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1996, CONTINUED

time of purchase are valued at amortized cost; and (4) all other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Interest income is accrued daily except where collection is not expected. When the Trust buys an interest in a Senior Loan, it may receive a facility fee, which is a fee paid to lenders upon origination of a Senior Loan and/or a commitment fee which is paid to lenders on an ongoing basis based upon the undrawn portion committed by the lenders of the underlying Senior Loan. The Trust amortizes the facility fee and accrues the commitment fee over the expected term of the loan. When the Trust sells an interest in a Senior Loan, it may be required to pay fees or commissions to the purchaser of the interest. Fees received in connection with loan amendments are amortized over the expected term of the loan.

C. SENIOR LOANS -- The Trust invests primarily in Senior Loans to Borrowers. Senior Loans are typically structured by a syndicate of lenders ("Lenders"), one or more of which administers the Senior Loan on behalf of the Lenders ("Agent"). Lenders may sell interests in Senior Loans to third parties ("Participations") or may assign all or a portion of their interest in a Senior Loan to third parties ("Assignments"). Senior Loans are exempt from registration under the Securities Act of 1933. Presently, Senior Loans are not readily marketable and are often subject to restrictions on resale.

D. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment

PRIME INCOME TRUST
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1996, CONTINUED

income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement with Dean Witter InterCapital Inc. (the "Investment Adviser"), the Trust pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Trust determined as of the close of each business day:
0.90% to the portion of the daily net assets not exceeding $500 million and 0.85% to the portion of the daily net assets exceeding $500 million.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Adviser pays the salaries of all personnel, including officers of the Trust, who are employees of the Investment Adviser.

3. ADMINISTRATION AGREEMENT

Pursuant to an Administration Agreement with Dean Witter Services Company Inc. (the "Administrator"), the Trust pays an administration fee, calculated daily and payable monthly, by applying the annual rate of 0.25% to the Trust's daily net assets.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Administrator. The Administrator also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1996 aggregated $852,805,805 and $465,950,751, respectively.

Shares of the Trust are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator. Pursuant to a Distribution Agreement between the Trust, the Investment Adviser and the Distributor, the Investment Adviser compensates the Distributor at an annual rate of 2.75% of the purchase price of shares purchased from the Trust. The Investment Adviser will compensate the Distributor at an annual rate of 0.10% of the value of shares sold for

PRIME INCOME TRUST
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1996, CONTINUED

any shares that remain outstanding after one year from the date of their initial purchase. Any early withdrawal charge to defray distribution expenses will be charged to the shareholder in connection with shares held for four years or less which are accepted by the Trust for repurchase pursuant to tender offers. For the year ended September 30, 1996, the Investment Adviser has informed the Trust that it received approximately $728,000 in early withdrawal charges.

Dean Witter Trust Company, an affiliate of the Investment Adviser and Administrator, is the Trust's transfer agent. At September 30, 1996, the Trust had transfer agent fees and expenses payable of approximately $45,000.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended September 30, 1996 included in Trustees' fees and expenses in the Statement of Operations amounted to $3,907. At September 30, 1996, the Trust had an accrued pension liability of $45,562 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                        SHARES             AMOUNT
                                                                   ----------------   ----------------
Balance, September 30, 1994......................................        30,489,594   $    305,799,916
Shares sold......................................................        24,363,027        243,262,814
Shares issued to shareholders for reinvestment of dividends and
 distributions...................................................         1,605,098         16,029,070
Shares tendered (four quarterly tender offers)...................        (4,259,745)       (42,566,808)
                                                                   ----------------   ----------------
Balance, September 30, 1995......................................        52,197,974        522,524,992
Shares sold......................................................        45,304,780        451,573,849
Shares issued to shareholders for reinvestment of dividends......         2,706,326         26,959,275
Shares tendered (four quarterly tender offers)...................        (5,673,770)       (56,517,971)
                                                                   ----------------   ----------------
Balance, September 30, 1996......................................        94,535,310   $    944,540,145
                                                                   ----------------   ----------------
                                                                   ----------------   ----------------

On October 25, 1996, the Trustees approved a tender offer to purchase up to 4 million shares of beneficial interest to commence on November 20, 1996.

6. FEDERAL INCOME TAX STATUS

At September 30, 1996, the Trust had a net capital loss carryover of approximately $4,140,000 of which $1,384,000 will be available through September 30, 2003 and $2,756,000 will be available through September 30, 2004 to offset future capital gains to the extent provided by regulations.

PRIME INCOME TRUST
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1996, CONTINUED

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of approximately $557,000 during fiscal 1996.

As of September 30, 1996, the Trust had temporary book/tax differences primarily attributable to post-October losses and market discount on revolver loans.

7. COMMITMENTS AND CONTINGENCIES

As of September 30, 1996, the Trust had unfunded loan commitments pursuant to the following loan agreements:

                                                                       UNFUNDED
BORROWER                                                              COMMITMENT
-----------------------------------------------------------------  ----------------
Caldor Corp......................................................  $      6,320,287
Kmart Corp.......................................................        19,580,000
Food 4 Less Supermarkets, Inc....................................        12,911,563
                                                                   ----------------
                                                                   $     38,811,850
                                                                   ----------------
                                                                   ----------------

8. FINANCIAL INSTRUMENTS WITH CONCENTRATION OF CREDIT RISK

When the Trust purchases a Participation, the Trust typically enters into a contractual relationship with the Lender or third party selling such Participation ("Selling Participant"), but not with the Borrower. As a result, the Trust assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Trust and the Borrower ("Intermediate Participants") and the Trust may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. Because the Trust will only acquire Participations if the Selling Participant and each Intermediate Participant is a financial institution, the Trust may be considered to have a concentration of credit risk in the banking and brokerage industry. At September 30, 1996, such Participations had a fair value of $19,454,248.

The Trust will only invest in Senior Loans where the Investment Adviser believes that the Borrower can meet debt service requirements in a timely manner and where the market value of the collateral at the time of investment equals or exceeds the amount of the Senior Loan. In addition, the Trust will only acquire Participations if the Selling Participant, and each Intermediate Participant, is a financial institution which meets certain minimum creditworthiness standards.

PRIME INCOME TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                        FOR THE PERIOD
                                                                                                         NOVEMBER 30,
                                                    FOR THE YEAR ENDED SEPTEMBER 30                     1989* THROUGH
                                    ----------------------------------------------------------------    SEPTEMBER 30,
                                      1996       1995       1994       1993       1992       1991            1990
-----------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value,
 beginning of period............... $   9.99   $  10.00   $   9.91   $   9.99   $  10.00   $  10.00        $ 10.00
                                    ---------  ---------  ---------  ---------  ---------  ---------        ------

Net investment income..............     0.74       0.82       0.62       0.55       0.62       0.84           0.74

Net realized and unrealized gain
 (loss)............................    (0.04)      0.01       0.09      (0.08)     (0.01)     --             (0.01)
                                    ---------  ---------  ---------  ---------  ---------  ---------        ------

Total from investment operations...     0.70       0.83       0.71       0.47       0.61       0.84           0.73
                                    ---------  ---------  ---------  ---------  ---------  ---------        ------

Less dividends and distributions
 from:
   Net investment income...........    (0.75)     (0.81)     (0.62)     (0.55)     (0.62)     (0.84)         (0.73)
   Net realized gain...............    --         (0.03)     --         --         --         --           --
                                    ---------  ---------  ---------  ---------  ---------  ---------        ------

Total dividends and
 distributions.....................    (0.75)     (0.84)     (0.62)     (0.55)     (0.62)     (0.84)         (0.73)
                                    ---------  ---------  ---------  ---------  ---------  ---------        ------

Net asset value, end of period..... $   9.94   $   9.99   $  10.00   $   9.91   $   9.99   $  10.00        $ 10.00
                                    ---------  ---------  ---------  ---------  ---------  ---------        ------
                                    ---------  ---------  ---------  ---------  ---------  ---------        ------

TOTAL INVESTMENT RETURN+...........     7.25%      8.57%      7.32%      4.85%      6.23%      8.77%          7.57%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses...........................     1.46%      1.52%      1.60%      1.45%      1.47%      1.52%          1.48%(2)

Net investment income..............     7.50%      8.11%      6.14%      5.53%      6.14%      8.23%          8.95%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands.........................  $939,471   $521,361   $305,034   $311,479   $413,497   $479,941           $328,189

Portfolio turnover rate............       72%       102%       147%        92%        46%        42%            35%(1)

---------------------
*    Commencement of operations.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
     Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

PRIME INCOME TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF PRIME INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Prime Income Trust (the "Trust") at September 30, 1996, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the six years in the period then ended and for the period November 30, 1989 (commencement of operations) through September 30, 1990, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1996 by correspondence with the custodian and, with respect to senior collateralized loans, the selling participants and agent banks, provide a reasonable basis for the opinion expressed above.

As explained in Note 1, the financial statements include senior collateralized loans valued at $874,153,297 (93 percent of net assets), which values have been estimated by the Trustees in the absence of readily ascertainable market values. We have reviewed the procedures used by the Trustees in arriving at its estimates of values of such senior collateralized loans and have inspected underlying documentation, and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, those estimated values may differ significantly from the values that would have been used had a ready market for the senior collateralized loans existed, and the differences could be material.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
NOVEMBER 11, 1996

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Sheldon Curtis
VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL

Rafael Scolari
VICE PRESIDENT

Thomas F. Caloia
TREASURER


CUSTODIAN

The Bank of New York
110 Washington Street
New York, New York 10286


TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT ADVISER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048

PRIME INCOME TRUST

ANNUAL REPORT
SEPTEMBER 30, 1996

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.